                                                                   Exhibit 10.88


                       CERTAIN CONFIDENTIAL INFORMATION
                       CONTAINED IN THE DOCUMENT, MARKED BY
                       BRACKETS, HAS BEEN OMITTED AND FILED
                       SEPARATELY WITH THE SECURITIES AND
                       EXCHANGE COMMISSION PURSUANT TO RULE
                       24b-2 OF THE SECURITIES EXCHANGE ACT OF
                       1934, AS AMENDED.


                        COMBINATORIAL CHEMISTRY AGREEMENT


                                     BETWEEN


                           AXYS PHARMACEUTICALS, INC.


                                       AND


                             WARNER-LAMBERT COMPANY


                                  MAY 15, 1998

                                TABLE OF CONTENTS


                                                                                                                PAGE
1.       DEFINITIONS..............................................................................................1

         1.1      "Affiliate".....................................................................................1

         1.2      "Axys Compound".................................................................................1

         1.3      "Axys Know-How".................................................................................2

         1.4      "Axys Patents"..................................................................................2

         1.5      "Axys Restricted Information"...................................................................2

         1.6      "Compound"......................................................................................2

         1.7      "Compound Patent"...............................................................................2

         1.8      "Confidential Information"......................................................................2

         1.9      "Controlled"....................................................................................2

         1.10     "General Screening".............................................................................2

         1.11     "Information"...................................................................................3

         1.12     "Library".......................................................................................3

         1.13     "Licensed Product"..............................................................................3

         1.14     "Protocol"......................................................................................3

         1.15     "Scaffold"......................................................................................3

         1.16     "Selected Protocol".............................................................................3

         1.17     "Software"......................................................................................3

         1.18     "Technology Committee"..........................................................................3

         1.19     "Warner-Lambert Compound".......................................................................3

2.       DEVELOPMENT AND TRANSFER OF LIBRARY......................................................................3

         2.1      Library Synthesis...............................................................................3

         2.2      Selection of Protocols..........................................................................4

         2.3      Delivery of Compounds...........................................................................4

         2.4      Technology Committee............................................................................5

         2.5      Right to Use Compounds - Warner-Lambert.........................................................5

         2.6      Right to Use Compounds - Axys...................................................................6

         2.7      Limited Right to Select Compounds to Commercialize..............................................6

         2.8      [*] Regarding Protocols.........................................................................7

         2.9      Software Modifications..........................................................................7

3.       TECHNOLOGY TRANSFER AND LICENSE..........................................................................8

         3.1      Transfer of Chemistry Technology................................................................8

         3.2      Technology and Library License Rights...........................................................8

         3.3      Limited Commercial Licenses.....................................................................9

         3.4      License Limitations.............................................................................9

4.       PAYMENTS................................................................................................10

         4.1      Compound Purchase Prices.......................................................................10

         4.2      Royalty on Compounds...........................................................................10

5.       INTELLECTUAL PROPERTY MATTERS...........................................................................11

         5.1      Ownership......................................................................................11

         5.2      Limitation on Patent Applications..............................................................11

         5.3      Additional Licenses............................................................................12

         5.4      Enforcement of Patents.........................................................................12

         5.5      Third Party Patent Rights......................................................................12

6.       CONFIDENTIALITY.........................................................................................13

         6.1      Confidentiality Obligations....................................................................13

         6.2      Press Releases.................................................................................14

         6.3      Publications...................................................................................14

7.       INDEMNIFICATION.........................................................................................14

         7.1      Indemnification by Warner-Lambert..............................................................14

         7.2      Indemnification by Axys........................................................................15

8.       TERMINATION AND EXPIRATION..............................................................................16

         8.1      Term and Termination...........................................................................16

         8.2      Termination by Warner-Lambert [*]..............................................................16

* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                                PAGE
         8.3      Termination Upon Material Breach...............................................................16

         8.4      Consequences of Termination....................................................................17

         8.5      Accrued Rights; Surviving Obligations..........................................................18

         8.6      Rights in Bankruptcy...........................................................................18

9.       MISCELLANEOUS PROVISIONS................................................................................18

         9.1      Relationship of the Parties....................................................................18

         9.2      Assignments....................................................................................18

         9.3      Disclaimer of Warranties.......................................................................19

         9.4      Representations and Warranties.................................................................19

         9.5      Further Actions................................................................................20

         9.6      Force Majeure..................................................................................20

         9.7      No Trademark Rights............................................................................21

         9.8      Entire Agreement of the Parties; Amendments....................................................21

         9.9      Captions.......................................................................................21

         9.10     Applicable Law.................................................................................21

         9.11     Disputes.......................................................................................21

         9.12     Notices and Deliveries.........................................................................21

         9.13     No Consequential Damages.......................................................................22

         9.14     Waiver.........................................................................................23

         9.15     Compliance with Law............................................................................23

         9.16     Severability...................................................................................23

         9.17     Counterparts...................................................................................23

                        COMBINATORIAL CHEMISTRY AGREEMENT

        THIS COMBINATORIAL CHEMISTRY AGREEMENT (the "Agreement") is made and entered into effective as of May 15, 1998 (the "Effective Date"), by and between AXYS PHARMACEUTICALS, INC., a Delaware corporation having a place of business at 180 Kimball Way, South San Francisco, CA 94080 ("Axys"), and WARNER-LAMBERT COMPANY, a Delaware corporation having a place of business at 2800 Plymouth Road, Ann Arbor, Michigan 48105 ("Warner-Lambert"). Axys and Warner-Lambert may be referred to herein as a "Party" or, collectively, as "Parties."

                                    RECITALS

        A. Axys has developed and owns certain technology and intellectual property rights relating to combinatorial chemistry and the synthesis of diverse chemistry libraries using combinatorial techniques.

        B. Warner-Lambert desires to obtain from Axys a co-exclusive library of [*] compounds to be synthesized pursuant to protocols developed by Axys and a license to use the Axys combinatorial chemistry technology and intellectual property rights for Warner-Lambert' own internal drug discovery and development programs.

        C. Axys is willing to grant such rights to Warner-Lambert and to synthesize and deliver to Warner-Lambert such compound library pursuant to the following terms and conditions.

        NOW, THEREFORE, the Parties agree as follows:

1.  DEFINITIONS

    1.1 "AFFILIATE" means, with respect to a Party, any individual or entity that controls, is controlled by, or is under common control with, such Party. For this definition, the term "control" shall refer to (a) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of an entity, or (b) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

    1.2 "AXYS COMPOUND" means a Compound that has been selected by Axys [*] (either by Axys or its Affiliate or licensee) and [*], but only for so long as such Compound is itself the subject of [*], in any form or formulation, by Axys or its Affiliate or sublicensee.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."


                                       1.

    1.3 "AXYS KNOW-HOW" means Information Controlled by Axys during the Agreement that comprises [*] that is necessary to enable Warner-Lambert to [*].

    1.4 "AXYS PATENTS" means all patents and patent applications Controlled by Axys during the Agreement that claim inventions which constitute the Axys Know-How.

    1.5 "AXYS RESTRICTED INFORMATION" means all confidential Information of Axys, other than Axys Know-How and Axys Patents, that is learned by the employees of Warner-Lambert who work at Axys as permitted under Section 3.1 at any time they are at an Axys facility.

    1.6 "COMPOUND" means any individual chemical compound within the Library, a sample of which is provided and the structure of which is disclosed to Warner-Lambert by Axys.

    1.7 "COMPOUND PATENT" means any patent application filed by or on behalf of Warner-Lambert and/or Axys under Section 5.2(b) that claims an Axys Compound or a Warner-Lambert Compound and all patents issuing from such applications, and including any reissues, reexaminations, or extensions of such patents.

    1.8 "CONFIDENTIAL INFORMATION" means the Information of a Party that it considers proprietary and/or confidential, and that, if disclosed under this Agreement in written, graphic or electronic form, is marked or otherwise designated as "confidential" or "proprietary" or the equivalent and, if disclosed orally, is characterized as "confidential" or "proprietary" by the disclosing Party at the time of such disclosure. In addition, the Axys Restricted Information shall be deemed to be the Confidential Information of Axys.

    1.9 "CONTROLLED" means, with respect to an item of information or intellectual property right, possession of the ability to grant access and a license as provided for herein under such item or right without violating the terms of any agreement or other arrangements with or rights of any Third Party.


    1.10 "GENERAL SCREENING" means use of the Library or any Compounds in the Library in assays to screen for activity against targets in the pursuit of the identification of lead compounds or structures in drug discovery and development programs, where the party conducting such screening is permitted to screen the Library or any Compounds against [*], unless otherwise agree to in writing by Axys and Warner-Lambert.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."



                                      2.

    1.11 "INFORMATION" means information and data of any type and in any tangible or intangible form, including without limitation inventions, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data, analytical and quality control data, stability data, results of studies and patent and other legal information or descriptions.

    1.12 "LIBRARY" means the collection of approximately [*] different chemical compounds to be synthesized by Axys and provided to Warner-Lambert under the terms of Article 2 of this Agreement.

    1.13 "LICENSED PRODUCT" means any product (including any formulation thereof without regards to method of delivery or administration) that contains a Warner-Lambert Compound.

    1.14 "PROTOCOL" means a detailed set of combinatorial chemistry synthetic methods and standard operating procedures designed to be used for synthesizing a set of related compounds using combinatorial chemistry techniques.

    1.15 "SCAFFOLD" means the substructure common to a set of compounds related by the use of a particular Protocol to synthesize such compounds.

    1.16 "SELECTED PROTOCOL" means a Protocol that has been selected by the Technology Committee pursuant to Section 2.2, which Protocol shall contain at a minimum the enabling information outlined in Exhibit A attached hereto.

    1.17 "SOFTWARE" means the proprietary software of Axys [*], in object and source code form, including improvements thereto made during the Agreement.

    1.18 "TECHNOLOGY COMMITTEE" means the committee formed by the Parties under
Section 2.4 of the Agreement.

    1.19 "WARNER-LAMBERT COMPOUND" means a Compound that has been selected by Warner-Lambert for [*] but only for so long as such Compound is itself the



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."



                                       3.

subject of [*] in any form or formulation, by Warner-Lambert or its Affiliate or sublicensee.

2.  DEVELOPMENT AND TRANSFER OF LIBRARY

    2.1 LIBRARY SYNTHESIS. Commencing promptly after the Effective Date, Axys will use commercially reasonable efforts to synthesize Compounds to be provided to Warner-Lambert as part of the Library. Such Compounds shall be synthesized using the Selected Protocols. The Library will contain Compounds based on between [*] and [*] different Selected Protocols. Axys will use commercially reasonable efforts to [*] Selected Protocols. Axys will ensure that the Library [*] using a particular Selected Protocol represented in the Library (as such number may be adjusted as provided in Section 2.8).

    2.2 SELECTION OF PROTOCOLS. During the term of the Agreement, Warner-Lambert, through the Technology Committee, shall first choose and accept as Selected Protocols at least [*] out of a total of [*] proposed by Axys. Such selection shall be made based upon review by Warner-Lambert of the [*]. It is understood that [*] Protocols exist at Axys as of the Effective Date. Second, the Technology Committee shall have the responsibility for choosing the additional Selected Protocols needed to complete the Library, as follows: The Technology Committee shall diligently review and evaluate in good faith new proposals and ideas or plans for Scaffolds to be used to create new Protocols that either Party proposes to be selected for development into Selected Protocols by Axys. The Technology Committee shall attempt to reach agreement on whether to select or reject a proposed Scaffold as soon as possible. All such proposals for Scaffolds that are selected by the Technology Committee shall then be investigated by Axys to determine if Axys can develop and validate a Protocol for creating a library of compounds around such Scaffold. If Axys is able to create and validate a Protocol based on such selected Scaffold, such Protocol shall be deemed a "Selected Protocol" under the Agreement. If the Technology Committee cannot reach agreement to select a proposed Scaffold promptly after it has been proposed, or if after such selection Axys is not able after reasonable efforts to create and validate a Protocol based on such Scaffold, then such Scaffolds (and its related Protocol, if any) shall be deemed rejected, and each Party then will use diligent, good faith efforts to propose to the Technology Committee different proposals for Scaffolds for review in order for Axys to prepare and select the additional needed Selected Protocols. The Parties agree to work cooperatively together to



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."



                                      4.

select the additional needed Scaffolds for Selected Protocols in a timely fashion to allow Axys sufficient time to complete delivery of the Library within the schedule set forth in Section 2.3.

    2.3 DELIVERY OF COMPOUNDS. Axys shall use commercially reasonable efforts to deliver the Compounds in the Library to Warner-Lambert according to the following schedule: [*] Compounds to be delivered by the end of [*], and the remainder to be delivered by Axys [*] thereafter at an annual rate of approximately [*] Compounds per year. If Axys is able to produce and deliver the Compounds at a faster rate than contemplated above, then, if mutually agreed with Warner-Lambert, Axys may deliver such Compounds as they become available for delivery. The Compounds shall be delivered in 96 well plates with an 88 well array format with approximately [*] (which is approximately[*]) of each Compound present in the shipment, or in such other reasonable format as is reasonably requested by Warner-Lambert, provided that any additional cost to Axys required to prepare or ship such other format shall be paid by Warner-Lambert. Each shipment shall be accompanied by a confidential description of the identity and structure of each Compound in such shipment. Accompanying each shipment will be the results of the analysis of each Compound, performed by Axys according to the method of analysis set forth in Exhibit B attached hereto.

    2.4 TECHNOLOGY COMMITTEE. Within thirty (30) days of the Effective Date, Axys and Warner-Lambert will form a committee consisting of two (2) representatives of each Party (the "Technology Committee") and shall conduct the first meeting of such committee. The Technology Committee shall meet on a regular basis as agreed upon by the members of the Technology Committee (but no more than once per quarter), (a) to discuss and implement the means for an orderly and reasonable transfer of the Axys Know-How, (b) to discuss proposals for Scaffolds proposed by either Party for selection and to select additional Selected Protocols for use by Axys in completing the Library, (c) to assess and approve the diversity of the Compounds to be made under each Selected Protocol in order to maximize the chemical diversity in the Library, and (d) to discuss and resolve any other non-business aspects of the relationship of the Parties under the Agreement that require attention. The Technology Committee shall act by unanimous consent, and may meet by telephone, videoconference or in face-to-face meetings, as agreed upon by the members of the committee. A Chairperson shall be appointed for each meeting of the Technology Committee by the members of the committee and shall be responsible for issuing an agenda for the meeting, conducting and chairing the meeting



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."


                                       5.

and preparing the minutes for the meeting, and such other tasks as assigned by the committee. Each Party may change its representatives on the Technology Committee as it deems appropriate, and may send non-voting representatives to attend committee meetings as observers.

    2.5 RIGHT TO USE COMPOUNDS - WARNER-LAMBERT. All intellectual property rights existing as of the Effective Date and relating to the Library and the Compounds, and any Information of Axys relating thereto, shall be and remain the intellectual property of Axys. Subject to the terms of this Agreement, Warner-Lambert and its Affiliates shall have the right to use the Library and the Compounds therein solely in Warner-Lambert's and its Affiliates' internal drug discovery, medicinal chemistry, development and commercialization programs, and for use in research, development and commercialization programs pursuant to collaborative research agreements with third parties, provided that, such third party corporate partners are not permitted to use the Library or Compounds for General Screening. Warner-Lambert shall be permitted to transfer the Library or individual Compounds only (a) to Affiliates solely to use in such Affiliate's internal drug discovery, development and commercialization programs, or (b) to third party contractors or outside researchers who perform screening in assays on behalf of Warner-Lambert or its Affiliates solely as part of Warner-Lambert's or its Affiliates' internal or collaborative drug discovery, development and commercialization programs as provided above in this Section and provided that such third party contractors or outside researchers are subject to written confidentiality agreements at least as restrictive as the provisions of Article
6. Except as expressly permitted in the foregoing or as permitted in Section 6.3, Warner-Lambert covenants that it and its Affiliates shall not transfer or disclose the Library or Compounds to any third party for any purpose. Warner-Lambert and its Affiliates may use the Information generated by the uses of the Library or Compounds permitted above for any purpose subject to and in compliance with the limitations in this Agreement.

    2.6 RIGHT TO USE COMPOUNDS - AXYS. Axys covenants that during the term of the Agreement, it shall not (a) provide the Library or any significant portion thereof to any third party pharmaceutical company for use in General Screening, or (b) provide a library of compounds synthesized using the Selected Protocols (but not including any Compounds) to more than a total of [*] third party pharmaceutical companies for use in General Screening. Axys and its Affiliates shall retain full rights to use the Library and the Compounds for all internal purposes, including without limitation General Screening, combinatorial chemistry and medicinal chemistry, and drug discovery, development and commercialization activities of Axys and its Affiliates. For clarity, it is understood that



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

Axys also retains the right to use the Library and the Compounds in screening for activity in assays for specific targets covered by research, development or commercialization programs pursuant to collaborative research agreements with third parties, and to provide the Library or Compounds, or a library of compounds made using the Selected Protocols, to third party corporate partners of Axys or its Affiliates for use by such partner in screening for activity in specific assays for targets covered by the research, development or commercialization program between such corporate partner and Axys (or its Affiliate, as applicable), provided that, such third party corporate partner is not permitted to use the Library or Compounds for General Screening. Axys covenants that during the term of the Agreement it shall not provide the structures for the Compounds to any third party other than a third party to whom Axys has provided Compounds as permitted above.

    2.7 LIMITED RIGHT TO SELECT COMPOUNDS TO COMMERCIALIZE. If Warner-Lambert (or its Affiliate) determines that a particular Compound (but excluding the Axys Compounds) has potential therapeutic or prophylactic utility sufficient to select such Compound as a "Lead Candidate" for which Warner-Lambert will initiate GLP toxicology studies and other significant preclinical testing that is required to develop the data needed to submit an IND for initiating human clinical trials on the Compound as a drug candidate, with the intention of commercializing such Compound as a drug product, then Warner-Lambert may give Axys notice to that effect, and such Compound shall, unless such Compound is at the time of such notice an Axys Compound, thereafter be deemed a "Warner-Lambert Compound" for so long as Warner-Lambert or its Affiliate or sublicensee or assignee continues ongoing, diligent development efforts on or, if subject to a regulatory approval, continues commercial sales of such Compound. If such diligent efforts or such sales cease to continue with respect to a particular Warner-Lambert Compound, then such Compound shall cease to be a Warner-Lambert Compound and shall revert to being solely a Compound. If Axys (or its Affiliate or licensee) determines that a particular Compound (but excluding the Warner-Lambert Compounds) has potential therapeutic or prophylactic utility sufficient to select such Compound for GLP toxicology studies and other significant preclinical testing that is required to develop the data needed to submit an IND for initiating into human clinical trials on the Compound as a drug candidate, with the intention of commercializing such Compound as a drug product, then Axys may give Warner-Lambert notice to that effect, and such Compound shall, unless such Compound is at the time of such notice a Warner-Lambert Compound, thereafter be deemed an "Axys Compound" for so long as Axys or its Affiliate or licensee or assignee continues ongoing, diligent development efforts on or, if subject to a regulatory approval, continues commercial sales of such Compound. If such diligent



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

efforts or such sales cease to continue with respect to a particular Axys Compound, then such Compound shall cease to be an Axys Compound and shall revert to being solely a Compound.

    2.8 [*] REGARDING PROTOCOLS. Axys covenants that if, during the term of this Agreement, Axys [*] to this Agreement, at least [*], and such agreement stipulates that the [*] that Axys is permitted to provide to Warner-Lambert in the Library under Section 2.1, then if requested by Warner-Lambert, Axys will [*] Selected Protocol (as set forth in Section 2.1) for the remaining term of the Agreement to the [*] unless Axys and Warner-Lambert otherwise agree in writing. This Section 2.8 shall terminate and be of no further force or effect immediately [*] by Axys.

    2.9 SOFTWARE MODIFICATIONS. The Technology Committee shall, on a reasonable and acceptable time frame, review and discuss the Software to determine if there are mutually agreeable modifications to the Software that would serve to enhance the functionality of the Software to both Parties. The Parties may agree to conduct such modifications cooperatively, under terms to be agreed upon at that time.


3.  TECHNOLOGY TRANSFER AND LICENSE

    3.1 TRANSFER OF CHEMISTRY TECHNOLOGY. Commencing promptly after the Effective Date, Axys will commence the transfer to Warner-Lambert, on an orderly basis, of the Axys Know-How, copies of the issued Axys Patents, and the Software. Such transfer will be managed and coordinated by the Technology Committee, formed as provided in Section 3.4 below. The schedule for such transfer will be reasonable, provided that Axys will complete transfer of the Axys Know-How relating directly to a particular Selected Protocol within [*] days of the date of selection of such Selected Protocol under Section 2.2. In addition, Warner-Lambert may provide, at its cost and expense, up to [*] Warner-Lambert scientists to work at Axys during the period of technology transfer to assist and direct the transfer to Warner-Lambert of the Axys Know-How; provided that access or exposure to Axys Restricted Information by the Warner-Lambert scientists shall be subject to the provisions of Article 6, and that such number of scientists may not exceed an average of [*] per month during such transfer period. Any such Warner-Lambert scientists that work at Axys under the terms of this Section 3.1 shall be restricted from access to any Axys facilities or locations other than



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

those necessary for completing the transfer of Axys Know-How as provided above. Further, Axys shall use reasonable efforts to limit and restrict such Warner-Lambert scientists from access or exposure to any Axys confidential information that is not Axys Know-How. If Axys makes improvements to the Software during the Agreement, such improved Software shall be provided to Warner-Lambert promptly thereafter.

    3.2 TECHNOLOGY AND LIBRARY LICENSE RIGHTS.

        (a) Subject to the terms of this Agreement, Axys hereby grants Warner-Lambert the non-exclusive, worldwide, fully paid-up, perpetual (subject to termination under Article 12) license to use and practice the Axys Know-How and Axys Patents solely for Warner-Lambert's permitted use of the Library and Compounds under Section 2.3, and including the right of Warner-Lambert to synthesize the Compounds for use as permitted in Section 2.3.

        (b) Subject to the terms of this Agreement, Axys hereby grants Warner-Lambert the non-exclusive, worldwide, fully paid-up, perpetual (subject to termination under Article 12) license to use the Software solely in conjunction with Warner-Lambert' or its Affiliates' permitted use of the Library under Section 2.3, and to copy the Software to the extent necessary for conducting the foregoing permitted use of such Software. The foregoing license rights may be sublicensed to a third party without the prior written consent of Axys in conjunction with and in compliance with Warner-Lambert's permitted use of the Library and Compounds under Section 2.3 and only to the extent needed to accomplish such permitted purposes, and Warner-Lambert and its Affiliates covenant that they will not transfer or disclose any such Axys Know-How or Software to any third party except as part of such permitted sublicenses and only subject to limitations consistent with the above restrictions.

    3.3 LIMITED COMMERCIAL LICENSES.

        (a) Subject to the terms of this Agreement, Axys hereby grants Warner-Lambert the exclusive, worldwide, perpetual (subject to termination under Article 12), royalty-bearing license, with the right to sublicense, under Axys' interest in the Compound Patents solely for Warner-Lambert, its Affiliates and sublicensees to make, have made, import, use, offer for sale and sell Licensed Products.

        (b) Subject to the terms of this Agreement, Warner-Lambert hereby grants Axys the exclusive, worldwide, perpetual (subject to termination under Article
12),



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

royalty-free license, with the right to sublicense, under Warner-Lambert' interest in the Compound Patents solely for Axys, its Affiliates and licensees to make, have made, import, use, offer for sale and sell products containing the Axys Compounds. 3.4 LICENSE LIMITATIONS. Warner-Lambert understands and agrees that its rights granted in Section 3.2 under the Axys Know-How, Axys Patents, and the Software are non-exclusive, and that Axys retains all its rights to use all such technology, Information and intellectual property rights for its own purposes and to license or disclose such technology, Information and intellectual property rights to third parties without restriction, subject only to the restrictions, and to the licenses and other rights granted Warner-Lambert, under this Agreement. Warner-Lambert covenants that it and its Affiliates shall not use or practice the Axys Know-How, Axys Patents and Software for any use or purpose except as expressly permitted in Section 3.2 and 3.3(a), that it will not grant any sublicenses to any third party under such Information or intellectual property rights except as expressly permitted under
Section 3.2 or 3.3(a), and that it will not sell or otherwise commercialize any Compound unless it has been selected as a Warner-Lambert Compound and is sold as a Licensed Product, but excluding from the foregoing limitation any Compound that is discovered or synthesized by Warner-Lambert or its Affiliates completely independent of any activity permitted under this Agreement and without reliance on any Axys Know-How, Axys Patents or other Axys Confidential Information disclosed to Warner-Lambert. Warner-Lambert acknowledges that the source code for the Software contains the valuable trade secrets of Axys, and Warner-Lambert covenants that it and its Affiliates shall not distribute the Software to any third party except to the extent permitted by Axys in writing.

4.  PAYMENTS

    4.1 COMPOUND PURCHASE PRICES. Warner-Lambert shall pay Axys a purchase price for each Compound delivered hereunder as provided below:

        (a) Warner-Lambert shall pay Axys [*] for each of the first [*] Compounds delivered to Warner-Lambert by Axys under the terms of Article 2;

        (b) Warner-Lambert shall pay Axys [*] for each of the next [*] Compounds delivered to Warner-Lambert by Axys under the terms of Article 2; and

        (c) Warner-Lambert shall pay Axys [*] for each of the remaining [*] Compounds delivered to Warner-Lambert by Axys.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

 Such payments shall be made within [*] days of delivery of an invoice from Axys regarding such delivered Compounds, which invoice shall be submitted promptly upon delivery of the Compounds by Axys under the terms of Section 2.2. Warner-Lambert shall be responsible for payment [*] on the sale or transfer of the Compounds, Axys Know-How, Software or Axys Patents under the terms of this Agreement, other than [*] based upon [*] of Axys.

    4.2 ROYALTY ON COMPOUNDS. Warner-Lambert shall pay Axys a royalty on sales of Licensed Products equal to [*] of the Net Sales of the Licensed Products by Warner-Lambert, its Affiliates and sublicensees in countries where the manufacture, use or sale of such Licensed Product (or the Warner-Lambert Compound therein) is covered by a claim in an issued patent that claims the composition of matter of the Compound that is an active ingredient in such Licensed Product and for which Axys or an Axys employee or contractor is an inventor, provided that the Compound in the Licensed Product was made using [*] as provided in Section 2.2. As used herein, "Net Sales" shall mean [*] after deduction for the following items (i) [*]; (ii) [*]; (iii) [*]; (iv) [*]; (v) [*]; (vi) [*] and (vii) [*].

5.  INTELLECTUAL PROPERTY MATTERS

    5.1 OWNERSHIP. All intellectual property rights in and to the Library, Compounds, Selected Protocols, Axys Know-How, Axys Patents, and the Software owned or Controlled by Axys as of the Effective Date shall remain exclusively with Axys, subject only to the license rights granted to Warner-Lambert under Sections 2.3 and 3.2. Axys shall own the entire right, title and interest in and to any inventions and



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

Information, and all intellectual property rights therein, developed solely by employees or agents of Axys in the course of this Agreement. Warner-Lambert shall own the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed solely by employees or agents of Warner-Lambert in the course of this Agreement. The Parties shall own jointly the entire right, title and interest in and to any inventions and Information, and all intellectual property rights therein, developed jointly by employees or agents of Axys and employees or agents of Warner-Lambert in the course of this Agreement. Notwithstanding the foregoing, Warner-Lambert hereby grants to Axys the right, under any rights Warner-Lambert may have or obtain in the Selected Protocols and the Scaffolds on which they are based, if any, to use the Selected Protocols to make, use and sell compounds for all purposes, subject to the limitations in Section 2.6. Further, it is understood that Warner-Lambert will own the physical samples of the Compounds provided by Axys hereunder.

    5.2 LIMITATION ON PATENT APPLICATIONS.

        (a) The Parties agree that each Party and its Affiliates shall not file or prosecute any patent applications that specifically claim or otherwise describe any Compound(s); provided that the foregoing shall not apply with respect to any Compound(s) that is or are discovered or synthesized by Warner-Lambert or its Affiliates completely independent of any activity permitted under this Agreement and without reliance on any Axys Know-How, Axys Patents or other Axys Confidential Information disclosed to Warner-Lambert. Axys will not provide the Library to any third party without obtaining the third party's promise, in writing, not to file or prosecute any patent applications that specifically claim or otherwise describe any Compound(s) (except for Compounds independently discovered or synthesized by such party), and to grant Axys a license under any patent owned by such party that claim (either specifically or generically) a Compound for Axys and its Affiliates and sublicensees (including Warner-Lambert) to make, have made, import, use, offer for sale and sell such Compound (other than patents claiming such independently discovered Compounds).



        (b) Notwithstanding subsection (a) above, a Party may file and prosecute patent applications that specifically claim or otherwise describe a Compound or Compounds, but only if (i) the Party has defined a preliminary structural activity relationship around such Compound(s); (ii) the Party has prepared and evaluated related compounds outside the Library in support of the structural activity relationship; and (iii)



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

the claims to or descriptions of the Compound(s) are essential in order to meet best mode requirements or to protect preferred embodiments or otherwise to support claims in such patent application.

    5.3 ADDITIONAL LICENSES. Axys hereby grants to Warner-Lambert a non-exclusive, world-wide, perpetual (subject to termination under Article 12), fully paid-up license under any issued patents owned by Axys or its Affiliate that claim (either specifically or generically) a Compound solely for Warner-Lambert and its Affiliates and permitted sublicensees to make, have made, import, and use such Compound solely for the purposes permitted in Section 2.5. Warner-Lambert hereby grants to Axys a non-exclusive, world-wide, perpetual (subject to termination under Article 12), fully paid-up license, with right to sublicense, under issued patents owned by Warner-Lambert or its Affiliate that claim (either specifically or generically) a Compound solely for Axys and its Affiliates and sublicensees to make, have made, import, use, offer for sale and sell such Compound as permitted in Section 2.6, but excluding from the foregoing license any Warner-Lambert patent claiming a Compound that is discovered or synthesized by Warner-Lambert or its Affiliates completely independent of any activity permitted under this Agreement and without reliance on any Axys Know-How, Axys Patents or other Axys Confidential Information disclosed to Warner-Lambert.

    5.4 ENFORCEMENT OF PATENTS. If Warner-Lambert becomes aware of any actions of a third party that it considers infringing upon any Axys Patent, it shall notify Axys and provide all evidence of such infringement that is reasonably available. Axys shall have the sole and exclusive right, at its own expense, to attempt to terminate such infringement by commercially appropriate steps, including suit. Warner-Lambert shall provide reasonable assistance to Axys in enforcing the Axys Patents, at Axys's request and expense, including providing access to relevant documents and other evidence and making its employees available. Any amounts recovered by Axys, whether by settlement or judgment, shall be retained by Axys.

    5.5 THIRD PARTY PATENT RIGHTS. If any warning letter or other notice of infringement is received by a Party, or action, suit or proceeding is brought against a Party alleging infringement of a patent right of any third party in the manufacture, use or sale of a Compound or use of the Axys Know-How or Axys Patents or Software as permitted herein, the Parties shall promptly discuss and decide the best way to respond.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

6.  CONFIDENTIALITY

    6.1 CONFIDENTIALITY OBLIGATIONS. Each Party agrees that, for the term of this Agreement and for [*] thereafter, such Party shall keep, and shall ensure that its officers, directors, employees and agents keep, completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except as expressly permitted hereunder any Confidential Information furnished to it by the other Party pursuant to this Agreement; except that the foregoing obligations shall not apply to any Information to the extent that it can be established by such receiving Party that such Information:

        (a) was already known to the receiving Party or any of its Affiliates, other than pursuant to an obligation of confidentiality owed to the disclosing Party, at the time of disclosure;

        (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

        (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

        (d) was subsequently lawfully disclosed to the receiving Party or its Affiliates by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or

        (e) was developed or discovered by employees of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

    Notwithstanding the foregoing, Warner-Lambert shall not use for any purpose the Axys Restricted Information. Further, each Party may disclose the other's Confidential Information only to the extent such disclosure is necessary in prosecuting or defending litigation or complying with applicable governmental laws or regulations, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, it will, whenever reasonably possible, give advance notice to the latter Party of such disclosure requirement, will cooperate with the other Party in its efforts to secure confidential treatment of such Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise), and will use reasonable efforts to limit the extent of such disclosure and, if requested by the other Party because of an inability of such other Party to seek confidential treatment, to secure confidential



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

treatment of such Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

    6.2 PRESS RELEASES. Except as required by law or in accordance with Section 6.3, neither Party shall have the right to make any public announcements concerning this Agreement or the subject matter hereof without the prior written consent of the other, which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties agree that (a) each Party may make public disclosures regarding Compounds in clinical development or commercialization; and (b) each Party may desire or be required to issue press releases relating to the Agreement or activities thereunder, and the Parties agree to consult with each reasonably and in good faith with respect to the text of such press releases (under this subsection (b)) prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases. All such public disclosures with respect to this Agreement must be accurate and comply with applicable law and regulations. Except as set forth in Section 6.2(a) hereof, in the event of a required or desired public announcement, such Party shall provide the other Party with a reasonable opportunity and the right to approve the content of such announcement prior to its being made, which approval shall not be delayed or unreasonably withheld. Each Party agrees that any filings it makes with the SEC describing the terms of this Agreement shall be consistent with the prior press releases and other public disclosures of such terms.

    6.3 PUBLICATIONS. Notwithstanding the terms of Section 6.2, either Party may publish Information that such Party discovered or developed in its research, development or commercialization activities derived from use of the Library or any Compound without the consent of or notice to the other Party, provided, however, that no such publication may contain the structure of a Compound or Information that reasonably may be interpreted to disclose the structure of a Compound unless:

        (a) the publishing Party has [*];

        (b) such structure is [*];

        (c) such structure was [*]; or

        (d) the other Party has consented in writing to such disclosure.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

7.  INDEMNIFICATION

    7.1 INDEMNIFICATION BY WARNER-LAMBERT. Warner-Lambert shall indemnify, defend and hold Axys and its agents, employees, officers and directors (the "Axys Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of Third Party claims or suits related to (a) Warner-Lambert's or its Affiliate's negligence, willful misconduct or breach of this Agreement; or (b) the manufacture, use or sale of Compounds or products containing Compounds or any compound based upon or derived therefrom by Warner-Lambert and its Affiliates, sublicensees, distributors and agents, except to the extent such claims or suits result from the active negligence or willful misconduct of or breach of the Agreement by any of the Axys Indemnitees or the manufacture, use or sale to third parties of Compounds or products containing Compounds or any compound based upon or derived therefrom by Axys and its Affiliates, other licensees (i.e., excluding Warner-Lambert) distributors or agents. Upon the assertion of any such claim or suit, the Axys Indemnitees shall promptly notify Warner-Lambert thereof, and Warner-Lambert shall appoint counsel reasonably acceptable to the Axys Indemnitees to represent the Axys Indemnitees with respect to any claim or suit for which indemnification is sought, provided that Warner-Lambert shall have sole control over the defense and settlement of such claim or suit. As a condition to obtaining indemnification hereunder, the Axys Indemnitees shall not settle or attempt to settle or defend or attempt to defend any such claim or suit without the prior written consent of Warner-Lambert, unless they shall have first waived their rights to indemnification hereunder; provided that the foregoing shall in no way limit Axys' right to challenge or defend against a claim (whether by Warner-Lambert or any third party) that the claim or suit that is the subject of a claim for indemnification by Axys hereunder results from the active negligence or willful misconduct of or breach of the Agreement by any of the Axys Indemnitees.

    7.2 INDEMNIFICATION BY AXYS. Axys shall indemnify, defend and hold Warner-Lambert and its agents, employees, officers and directors (the "Warner-Lambert Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney's fees) arising out of Third Party claims or suits related to (a) Axys's negligence, willful misconduct or breach of this Agreement, except to the extent that such claims or suits result from (i) the manufacture, use, or sale or Compound or products containing Compounds or any compound based upon or derived



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

therefrom by Warner-Lambert and its Affiliates, sublicensees, distributors and agents, or (ii) the active negligence or willful misconduct of or breach of this Agreement by any of the Warner-Lambert Indemnitees; or (b) the manufacture, use or sale to third parties by Axys, its Affiliates, third party licensees, distributors or agents of Compounds or products containing Compounds or any compound based upon or derived therefrom (but excluding from the foregoing exception any claims or suits that relate to use or sale of the physical samples of Compounds provided to Warner-Lambert hereunder); or (c) personal or property damage arising during the course of manufacture of the Compounds by Axys. Upon the assertion of any such claim or suit, the Warner-Lambert Indemnitees shall promptly notify Axys thereof, and Axys shall appoint counsel reasonably acceptable to the Warner-Lambert Indemnitees to represent the Warner-Lambert Indemnitees with respect to any claim or suit for which indemnification is sought, provided that Axys shall have sole control over the defense and settlement of such claim or suit. As a condition to obtaining indemnification hereunder, the Warner-Lambert Indemnitees shall not settle or attempt to settle or defend or attempt to defend any such claim or suit without the prior written consent of Axys, unless they shall have first waived their rights to indemnification hereunder; provided that the foregoing shall in no way limit Warner-Lambert's right to challenge or defend against a claim (whether by Axys or any third party) that the claim or suit that is the subject of a claim for indemnification by Warner-Lambert hereunder results from the active negligence or willful misconduct of or breach of the Agreement by any of the Warner-Lambert Indemnitees.

8.  TERMINATION AND EXPIRATION

    8.1 TERM AND TERMINATION. This Agreement shall commence upon the Effective Date and, unless earlier terminated as provided herein, shall expire on the [*] anniversary of the Effective Date or, if later, upon the completion of delivery of the Library. The license and other rights granted to Warner-Lambert under Sections 2.5, 2.7, 3.2, 3.3(a), 3.4 and 5.3 shall survive such expiration, subject to compliance by Warner-Lambert and its Affiliates with all limitations on the practice of such license rights set forth in such Sections. The license rights granted to Axys under Section 3.3(b) shall survive such expiration.

    8.2 TERMINATION BY WARNER-LAMBERT FOR [*]. Warner-Lambert shall have the right, subject to the provisions of Section 9.11, to terminate the Agreement upon [*] written notice if Axys has materially failed to comply with the [*] provided that such termination shall not be effective if Axys cures such failure prior to the end of such [*]



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

period. The license and other rights granted to Warner-Lambert under Sections 2.5, 2.7, 3.2, 3.3(a), 3.4 and 5.3 shall survive such termination with respect to the Compounds already delivered and paid for by Warner-Lambert, subject to compliance by Warner-Lambert and its Affiliates with all limitations on the practice of such license rights set forth in such Sections. The license rights granted to Axys under Section 3.3(b) shall survive such termination.

    8.3 TERMINATION UPON MATERIAL BREACH.

        (a) Failure by a Party to comply with any of its material obligations contained herein shall entitle the Party not in default to give to the Party in default notice specifying the nature of the default, requiring it to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within [*] after the date of such notice (or, if such default cannot be cured within such [*] period, if the Party in default does not commence and diligently continue actions to cure such default), the Party not in default shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, however, that such right to terminate shall be stayed in the event that, during such [*] day period, the Party alleged to have been in default shall have initiated dispute resolution proceedings in accordance with Section 9.11 with respect to the alleged default, which stay shall last so long as the initiating Party diligently and in good faith pursues the prompt resolution of such proceedings, and provided further that if such default is by Warner-Lambert and is limited to a default with respect to obligations as to particular Compounds, then Axys may not terminate the entire Agreement but may terminate the Agreement, and all the rights of Warner-Lambert, only with respect to such Compounds.

        (b) The right of a Party to terminate this Agreement, as provided above, shall not be affected in any way by its waiver or failure to take action with respect to any prior default. A Party may waive its right to terminate this Agreement with respect to a particular default, provided that any such waiver shall not constitute a waiver of, and such Party shall retain all rights to pursue, any and all other remedies it may have at law or in equity of such default by the other Party.

    8.4 CONSEQUENCES OF TERMINATION.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

(a) Upon termination of this Agreement by Warner-Lambert pursuant to Section 8.3 for the uncured material breach of Axys, then: (i) the license and other rights granted under Sections 2.5, 3.2, 3.3(a) and 5.3 shall survive termination subject to compliance with all limitations in such Sections and in Section 3.4;
(ii) Axys shall promptly return all Confidential Information of Warner-Lambert in its possession; (iii) all obligations and rights of Axys to provide additional Compounds shall terminate; (iv) Warner-Lambert shall retain the right to use the Compounds already delivered and paid for as permitted under the Agreement; and (v) Warner-Lambert may retain exclusive rights to up to [*], regardless of whether Warner-Lambert or its Affiliate or sublicensee complies with the obligations of diligence or continued sales under Section 2.7 to maintain such Compounds as Warner-Lambert Compounds.

        (b) Upon termination of this Agreement by Axys pursuant to Section 8.3, in its entirety or only as to particular Compounds, as applicable, for the uncured material breach of Warner-Lambert, then: (i) all licenses and other rights granted by Axys to Warner-Lambert under the Agreement, or, if applicable, under the Agreement as to the particular Compounds so terminated, shall terminate; (ii) Warner-Lambert shall return all existing samples of the Compounds that are subject to the termination and all rights to use such Compounds shall terminate and revert to Axys; (iii) if the entire Agreement is terminated, all obligations of Axys to provide additional Compounds shall terminate, and (iv) the license rights granted to Axys by Warner-Lambert in
Section 5.3 shall survive termination any such termination. 8.5 ACCRUED RIGHTS; SURVIVING OBLIGATIONS.

        (a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of a Party prior to such termination, or expiration. Such termination, relinquishment or expiration shall not relieve a Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

        (b) Without limiting the foregoing, Sections 5.1, 5.2 and 5.4 and Articles 1, 6, 7 and 8 of this Agreement shall survive the expiration or termination of this Agreement.


    8.6 RIGHTS IN BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement by Warner-Lambert or Axys are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party hereto which is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by an non-subject Party.

9.  MISCELLANEOUS PROVISIONS

    9.1 RELATIONSHIP OF THE PARTIES. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other.

    9.2 ASSIGNMENTS. Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by a Party without the prior written consent of the other; provided, however, that a Party may assign this Agreement to any Affiliate or to any successor in interest by way of merger or sale of all or substantially all of its assets in a manner such that the assignee shall be liable and responsible for the performance and observance of all such Party's duties and obligations hereunder, but provided that if such assignee is an Affiliate of the assigning Party, such Party shall guarantee the performance by such Affiliate of all its obligations under the Agreement. This Agreement shall be binding upon the successors and permitted assigns of the Parties; provided, however, that in the event that Axys is acquired, the Axys Know-How and the Axys Patents shall not include any information or intellectual property rights owned by the acquiring company as of the date of such acquisition, unless previously licensed to Axys. Any assignment not in accordance with this Section 9.2 shall be void.

    9.3 DISCLAIMER OF WARRANTIES. THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT.

9.4 REPRESENTATIONS AND WARRANTIES.

        (a) Each Party represents and warrants to the other Party that, as of the date of this Agreement:

            (i) such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

            (ii) such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; and

            (iii) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained.

            (iv) such Party has obtained written confidentiality agreements from each of its employees and consultants who have access to the Confidential Information of the other Party hereunder, whether in the form of general confidentiality agreements from the employees obtained at the time of commencement of such employees' employment by such Party or otherwise, which agreements obligate such persons to maintain as confidential all confidential information obtained by such Party in confidence from a third party.

        (b) Axys represents and warrants to Warner-Lambert that as of the date of this Agreement:

            (i) to Axys' knowledge, the Axys Patents, Axys Know-How and the Software existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part;



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."


                                      21.

            (ii) it has the full right, power and authority to enter into this Agreement and to grant the licenses granted under Article 3 hereof;

            (iii) to Axys' knowledge, the Axys Patents, Axys Know-How and the Software existing as of the Effective Date practiced as permitted herein do not infringe on any intellectual property rights owned or controlled by any Third Party;

            (iv) the execution, delivery and performance of this Agreement by Axys does not constitute a material breach under, and is not precluded by the terms of, any agreement to which Axys is a party or by which Axys is bound; and

            (v) there are no claims, judgments or settlements against or owed by Axys or pending or threatened claims or litigation relating to the Axys Patents, Axys Know-How or the Software.

        (c) Warner-Lambert represents and warrants to Axys that as of the date of this Agreement:

            (i) it has the full right, power and authority to enter into this Agreement and to grant the licenses granted under Article 3 hereof;

            (ii) the execution, delivery and performance of this Agreement by Warner-Lambert does not constitute a material breach under, and is not precluded by the terms of, any agreement to which Warner-Lambert is a party or by which Warner-Lambert is bound.

    9.5 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

    9.6 FORCE MAJEURE. The failure of a Party to perform any obligation under this Agreement by reason of acts of God, acts of governments, riots, wars, strikes, accidents or deficiencies in materials or transportation or other causes of any nature (whether similar or dissimilar) beyond its control for the duration thereof and for thirty (30) days thereafter shall not be deemed to be a breach of this Agreement.

    9.7 NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of a Party in connection with the performance of this Agreement.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."


                                      22.

    9.8 ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

    9.9 CAPTIONS. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

    9.10 APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, USA, applicable to contracts entered into and to be performed wholly within the State of California, excluding conflict of laws principles.

    9.11 DISPUTES. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the Chief Executive Officer of Axys and the President of Warner-Lambert Company's Pharmaceutical Research Division for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within [*] after such notice such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within [*] of their first meeting of such negotiations, either Party may seek to have such dispute resolved in any federal or state court in the United States having jurisdiction over the dispute and the Parties.

    9.12 NOTICES AND DELIVERIES. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telecopier (receipt verified) or by express courier service (signature required) or [*] after it was sent by registered letter, return receipt requested (or its equivalent), to the Party to which it is directed at its address shown below or such other address as such party shall have last given by notice to the other Parties.



* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

                                      23.

        If to Warner-Lambert, addressed to:

               Warner-Lambert Company
               2800 Plymouth Road
               Ann Arbor, Michigan  48105
               Attn:  Vice President and Chairman
                      Pharmaceutical Research Division
               Telecopier:  (__)

        With a copy to:

               Warner-Lambert Company
               201 Tabor Road
               Morris Plains, New Jersey  07950
               Attn:  Vice President and General Counsel
               Telecopier:  (__)


        If to Axys, addressed to:

               Axys Pharmaceuticals, Inc.
               180 Kimball Way
               South San Francisco, CA  USA 94080
               Telecopier:  (650) 829-1067
               Attn:  CEO

               with a copy to:

               Cooley Godward LLP
               5 Palo Alto Square, 4th Floor
               3000 El Camino Real
               Palo Alto, CA 94306-2155
               Attention:  Barclay James Kamb, Esq.

    9.13 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, including, but not limited to,



                                      24.

loss of profits or revenue, or claims of customers of any of them or other Third Parties for such or other damages.

    9.14 WAIVER. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

    9.15 COMPLIANCE WITH LAW. Nothing in this Agreement shall be deemed to permit a Party to export, reexport or otherwise transfer any Compound provided under this Agreement without compliance with applicable laws.

    9.16 SEVERABILITY. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

    9.17 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.



                                      25.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.


                                       WARNER-LAMBERT COMPANY

                                       By: PROF. RONALD M. CRESSWELL, PhD
                                          --------------------------------------

                                       Title: VP and Chairman Parke-Davis
                                             -----------------------------------



                                       AXYS PHARMACEUTICALS, INC.


                                       By: JOHN WALKER
                                          --------------------------------------

                                       Title: Chairman/CEO
                                             -----------------------------------

                                    EXHIBIT A


                                       [*]





* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."

                                    EXHIBIT B

                                       [*]






* "Certain confidential information contained in the document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended."